SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Enhanced Commodity Strategy Fund
DWS Global Macro Fund

The Board of the above-listed funds appointed State Street Bank and Trust Company to serve as Custodian to the funds, replacing Brown Brothers Harriman & Company (“BBH”), effective August 31, 2026. Following the transition, BBH will continue to provide certain limited services as described below.
BBH will continue to maintain the funds' accounts on its books and records in connection with the provision of post-custody foreign tax reclaim filing services. In addition, for DWS Enhanced Commodity Strategy Fund only, BBH will continue to maintain custody of certain non-transferable Russian securities after August 31, 2026, until the transfer, disposition, or removal of such securities has been completed.
Effective August 31, 2026, the following information replaces existing similar information found in the sub-section entitled “The Subsidiary” under the “WHO MANAGES AND OVERSEES THE FUNDS” section of each fund’s prospectus.
State Street Bank and Trust Company, which currently serves as custodian to the fund, also provides custodian services to the Subsidiary in compliance with relevant provisions of the Investment Company Act of 1940.
Please Retain This Supplement for Future Reference
August 31, 2026
PROSTKR26-39